UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 2007

                      PROVIDENT COMMUNITY BANCSHARES, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   1-5735                57-1001177
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(State or other jurisdiction of    (Commission            (IRS Employer
 incorporation or organization)     File Number)         Identification No.)


2700 Celanese Road, Rock Hill, South Carolina                    29732
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(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (803) 325-9400
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
             ------------------------------------------------------------------
             Appointment of Certain Officers; Compensatory Arrangements of
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             Certain Officers.
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     (d)     On September 18, 2007, Provident Community Bancshares, Inc. (the
"Company") Board of Directors appointed Russell H. Smart to the Board of Directors of the Company. Mr. Smart has been appointed to the class of directors of the Company whose term ends at the annual meeting of shareholders in 2009. Mr. Smart will serve on the Asset / Liability Management Committee and Audit Committee of the Company.

     The Board of Directors did not elect Mr. Smart pursuant to any arrangements or understandings between Mr. Smart and the Company or any other person. There are no material transactions between Mr. Smart and the Company or any other person.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PROVIDENT COMMUNITY BANCSHARES, INC.
                                     ------------------------------------
                                     (Registrant)


Date: September 20, 2007             By:  /s/ Dwight V. Neese
                                          -------------------
                                          Dwight V. Neese
                                          President and Chief Executive Officer